UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2022 (May 27, 2022)

MOBILE INFRASTRUCTURE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-55760	47-3945882
(Commission File Number)	(IRS Employer Identification No.)

30 W. 4th Street, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

(513) 834-5110 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 27, 2022, Mobile Infrastructure Corporation, a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company and Mobile Infrastructure Trust, a Maryland real estate investment trust (“MIT”). Pursuant to the terms of the Merger Agreement, the Company will merge with and into MIT, with MIT continuing as the surviving entity resulting from the merger. The merger and the transactions contemplated by the Merger Agreement are referred to herein collectively as the “Merger.”

Prior to the Merger, but following the MIC Special Meeting (as defined below), MIT expects to undertake an initial public offering (the “MIT IPO”) of its common shares of beneficial interest, $0.0001 par value per share (“MIT Common Shares”), which is expected to close at least one business day prior to the effective time of the Merger (the “Effective Time”). In connection with the MIT IPO, MIT intends to apply to list the MIT Common Shares on the New York Stock Exchange under the ticker symbol “BEEP” and expects the listing to occur prior to the Effective Time. The closing of the MIT IPO is a condition to the closing of the Merger. The size and price range for the MIT IPO have yet to be determined. The MIT IPO is subject to completion of the review process of the U.S. Securities and Exchange Commission (the “SEC”) and to market and other conditions; therefore, the expected date of completion of MIT IPO has not yet been determined.

Pursuant to the terms of the Merger Agreement, at the Effective Time: (i) each share of common stock, par value $0.0001 per share, of the Company (“MIC Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of MIC Common Stock held by any wholly owned subsidiary of the Company, which will be cancelled in the Merger without payment of any consideration therefor) will be converted into the right to receive one Class B common share of beneficial interest, $0.0001 par value per share, of MIT (“MIT Class B Common Share”), subject to the receipt of cash in lieu of fractional shares, in exchange for each share of MIC Common Stock; and (ii) each share of Series A Convertible Redeemable Preferred Stock, par value $0.0001 per share, of the Company (“MIC Series A Preferred Stock”) and Series 1 Convertible Redeemable Preferred Stock, par value $0.0001 per share, of the Company (“MIC Series 1 Preferred Stock”, and together with the MIC Series A Preferred Stock, the “MIC Preferred Stock”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive an amount in cash equal to $1,000, or the stated value of the MIC Preferred Stock, plus accrued and unpaid dividends, if any, through and including the Effective Time, without interest, in exchange for each share of MIC Preferred Stock. The MIT Class B Common Shares will be identical to the MIT Common Shares and will vote with the MIT Common Shares as a single class, except that (i) MIT does not intend to list the MIT Class B Common Shares on a national securities exchange in connection with the Merger and (ii) upon the six month anniversary of the listing of the MIT Common Shares for trading on a national securities exchange (or such earlier date or dates as may be approved by MIT’s board of trustees in certain circumstances with respect to all or any portion of the outstanding MIT Class B Common Shares), each MIT Class B Common Share will automatically, and without any shareholder action, convert into one listed MIT Common Share.

At the Effective Time, MIT will also assume all outstanding warrants to purchase MIC Common Stock and equity awards of the Company and they will be converted into the right to receive MIT Class B Common Shares (or, if exercised after the conversion of the MIT Class B Common Shares, MIT Common Shares) or equity awards of MIT.

Following the Merger, MIT will continue the business of the Company and become the general partner of Mobile Infra Operating Partnership, L.P., a Maryland limited partnership, of which the Company serves as sole general partner (the “Operating Partnership”). In connection with the Merger, the common units of the Operating Partnership (the “OP Units”) held by holders in the Operating Partnership, including those acquired by MIT, will be converted into Class B common units (the “Class B Common Units”), and the number of Class B Common Units issued to MIT will be equal to the number of MIT Class B Common Shares issued in the Merger in accordance with the term of the Operating Partnership’s Partnership Agreement. The Class B Common Units will convert into OP Units on the six-month anniversary of the listing of the MIT Common Shares for trading on a national securities exchange (or such earlier date or dates as may be approved by MIT’s board of trustees in certain circumstances with respect to all or any portion of the outstanding MIT Class B Common Shares). As of the Effective Time, the partners of the Operating Partnership will amend and restate the Third Amended and Restated Limited Partnership Agreement of the Operating Partnership to reflect the MIT IPO and the Merger, including the issuance of the Class B Common Units and the cancellation of all outstanding preferred units. All other partnership interests of the Operating Partnership issued and outstanding immediately prior to the Effective Time will remain outstanding and will be unaffected by the Merger (except that to the extent such partnership interests represent the right to receive Class B Common Units or MIT Common Shares, they shall not be entitled to be converted or exercised until such time as the Class B Common Units or MIT Class B Common Shares, as applicable, are converted into OP Units or MIT Common Shares, as applicable).

The Company and MIT made representations and warranties customary for a transaction of this type, including with respect to capitalization and authority to enter into the transaction.

The Company and MIT are also required to jointly prepare and file with the SEC a registration statement on Form S-4 to register the MIT Class B Common Shares to be issued in connection with the Merger (the “Registration Statement”), which will include a proxy statement/prospectus for the special meeting of the holders of MIC Common Stock (the “MIC Special Meeting”) for the purpose of seeking MIC common stockholders’ approval (“MIC Stockholder Approval”) of (i) certain amendments to the Company’s charter to remove (a) provisions restricting the voting of shares held by, among others, any director or affiliate of the Company regarding any transaction between the Company and any such person, such as the Merger (“Amendment No. 1 to the Charter”), and (b) provisions related to certain transactions involving the acquisition, merger, conversion or consolidation, directly or indirectly, of the Company and the issuance of securities of an entity that would be created or would survive such transaction, such as MIT (“Amendment No. 2 to the Charter” and together, with Amendment No. 1 to the Charter, the “Charter Amendments”) and (ii) the Merger. The Registration Statement must include the recommendation by the board of directors of the Company that the holders of MIC Common Stock vote in favor of approval of the Charter Amendments and the Merger. All holders of MIC Preferred Stock as of the record date of the MIC Special Meeting will be entitled to notice of, but may not vote at, the MIC Special Meeting.

Immediately prior to the vote on the Merger at the MIC Special Meeting, and subject to the approval of the Charter Amendments by the common stockholders of the Company, the Company will file Amendment No. 1 to the Charter with the State Department of Assessments and Taxation of Maryland (the “Maryland SDAT”). Immediately prior to the Effective Time and subject to the approval of the Merger by the common stockholders of the Company, the Company will file Amendment No. 2 to the Charter with the Maryland SDAT.

The closing of the Merger is subject to the satisfaction or waiver of various conditions, including: (a) the accuracy of representations and warranties of the Company and MIT; (b) the receipt of the MIC Stockholder Approval; (c) the effectiveness of the Registration Statement; (d) the closing of the MIT IPO at least one business day prior to the Effective Time and (e) no injunctions or other legal impediments. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and to generally provide a tax-free exchange for holders of MIC Common Stock for the MIT Class B Common Share consideration they receive in the Merger, except that holders of MIC Common Stock generally may recognize gain or loss with respect to cash received in lieu of fractional shares.

The Merger Agreement will terminate if the Merger is not completed by March 31, 2023 or earlier by the written agreement of the Company and MIT, except that the Merger Agreement may not be terminated following the pricing of the MIT IPO unless the MIT IPO does not close following such pricing in accordance with the terms of the underwriting agreement to be entered into between MIT and the underwriters in the MIT IPO.

The Merger and the Charter Amendments, and the terms thereof, were evaluated, negotiated approved and adopted by the Company’s Board of Directors, including the disinterested directors, and MIT’s board of trustees.

The foregoing description of the Charter Amendments, the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, attached hereto as Exhibit 2.1, including the forms of Charter Amendments included as exhibits thereto, which is incorporated herein by reference. Certain of the representations and warranties contained in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to the Company’s stockholders or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties contained in the Merger Agreement are not necessarily characterizations of the actual state of facts with respect to the Company or its subsidiaries or MIT at the time they were made or otherwise, and investors should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may not be fully reflected in the Company’s public disclosures.

Information Regarding Certain Relationships and Related Person Transactions

The Company has relationships and historical and continuing transactions with MIT and others related to it in addition to those noted above. For example: MIT was formed for the purpose of pursuing the MIT IPO and the Merger by Bombe Asset Management LLC (“Bombe”) and Bombe is and will be MIT’s sole shareholder until the closing of the MIT IPO; Manuel Chavez III, Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company, and Stephanie Hogue, President, Interim Chief Financial Officer, Treasurer and Secretary of the Company, are managing partners of Bombe; Mr. Chavez is also a manager and the chief executive officer of Color Up, LLC, the Company’s largest stockholder (“Color Up”), and Ms. Hogue is a manager and the president of Color Up; and Jeffrey B. Osher, one of the Company’s other directors, is also a manager of Color Up and a control person of HSCP Strategic III, LP (“HS3”), a member of Color Up. Bombe is also a member of Color Up.

As of May 27, 2022, Mr. Chavez, Ms. Hogue and Mr. Osher beneficially owned, through their interests in entities that are members of Color Up, 2,624,831 shares of MIC Common Stock, or 33.8% of outstanding MIC Common Stock as of such date, warrants to purchase 1,702,128 shares of MIC Common Stock and 7,495,090 OP Units, or approximately 44.2% of the outstanding OP Units as of such date, and Mr. Osher beneficially owned through HS3 an additional 1,702,128 OP Units or approximately 10.0% of the outstanding OP Units as of such date, and 425,532 Class A units of limited partnership of the Operating Partnership. As of May 27, 2022, Color Up and HS3 are the limited partners of the Operating Partnership; however, the Company understands that following the Merger, Color Up will be dissolved and its interests in the Operating Partnership will be distributed to its current members, including HS3, Bombe and entities affiliated with Ms. Hogue and Mr. Chavez, and those entities and individuals will become limited partners of the Operating Partnership.

For further information about these and other such relationships and related person transactions, see the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 (the “Quarterly Report”), the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), the Company’s Proxy Statement for the Company’s 2021 Annual Meeting of Stockholders and the Company’s other filings with the SEC, including Notes E and N to the Company’s consolidated financial statements included in the Quarterly Report and the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, Notes E and N to the Company’s consolidated financial statements included in the Annual Report and the sections captioned “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related-Party Transactions and Arrangements”, “Special Note Regarding Forward-Looking Statements”, “Directors, Executive Officers and Corporate Governance”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence” of the Annual Report and the section captioned “Certain Related Person Transactions”, “Security Ownership of Certain Beneficial Owners and Management” and the information regarding the Company’s directors and executive officers included in the Company’s Proxy Statement for the Company’s 2021 Annual Meeting of Stockholders. In addition, see the sections captioned “Risk Factors” in the Quarterly Report and the Annual Report for a description of risks that may arise as a result of these and other related person transactions and relationships. The Company’s filings with the SEC and copies of certain of the Company’s agreements with these related persons are available as exhibits to the Company’s filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Additional Information about the Merger and Where to Find It

In connection with the Merger, MIT expects to file with the SEC the Registration Statement containing a proxy statement/prospectus and other documents with respect to the Merger and the Charter Amendments with respect to both the Company and MIT. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Merger and the Charter Amendments and is not intended to form the basis of any investment decision or any other decision in respect of the Merger and the Charter Amendments. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER, CHARTER AMENDMENTS OR THE TRANSACTIONS IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND CHARTER AMENDMENTS.

After the Registration Statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the Company’s stockholders. Investors will be able to obtain free copies of documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of the Company’s filings with the SEC from the Company’s website at www.mobileit.com.

Participants in the Solicitation Relating to the Merger, Charter Amendments and the Transactions Contemplated by the Merger Agreement

The Company, MIT and their respective directors or trustees, executive officers and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders in respect of the approval of the Merger and the Charter Amendments. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the Merger and the Charter Amendments will be set forth in the proxy statement/prospectus for the Merger and the Charter Amendments and the other relevant documents to be filed with the SEC. You can find information about the Company’s directors and executive officers in Part III of the Company’s Annual Report. You can find information about MIT’s trustees and executive officers in the proxy statement/prospectus for the Merger and the Charter Amendments. These documents are or will be available free of charge on the SEC’s website and from the Company using the sources indicated above.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever the Company uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, the Company is making forward-looking statements. These forward-looking statements are based upon the Company’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by the Company’s forward-looking statements as a result of various factors. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company’s control. For example:

●	This Current Report on Form 8-K states that the Company entered into the Merger Agreement with MIT and that the closing of the Merger is subject to the satisfaction or waiver of conditions, including the receipt of requisite approvals by the Company’s common stockholders of the Charter Amendments and the Merger and the closing of the MIT IPO. The Company cannot be sure that these conditions will be satisfied or waived. Accordingly, the Merger may not close at all, or the terms of the Merger may change.

●	As noted above, the Merger and the Charter Amendments will require approval of the Company’s common stockholders. Such approval will be solicited by a proxy statement/prospectus to be included in the Registration Statement, which must be filed with and declared effective by the SEC. The process of preparing the Registration Statement and related proxy statement/prospectus is time consuming and the time before the SEC declares the Registration Statement effective is beyond the Company’s control. Accordingly, the Company cannot be sure that the Merger will be consummated within a specified time period or at all.

●	This Current Report on Form 8-K states that the Merger and the Charter Amendments, and the terms thereof, were evaluated, negotiated, approved and adopted by the Company’s Board of Directors, including the disinterested directors, and MIT’s board of trustees. Despite this process, the Company could be subject to claims challenging the Merger and the Charter Amendments or the Company’s entry into the Merger Agreement and related agreements because of the multiple relationships among the Company, MIT and their related persons and entities or other reasons, and defending even meritless claims could be expensive and distracting to management.

The information contained in the Company’s filings with the SEC, including under the captions “Risk Factors” in the Quarterly Report and Annual Report, identifies other important factors that could cause the Company’s actual results to differ materially from those stated in or implied by the Company’s forward-looking statements. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon forward-looking statements.

Except as required by law, the Company does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 8.01. Other Events.

On May 31, 2022, the Company issued a press release announcing the entry into the Merger Agreement. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 27, 2022, between Mobile Infrastructure Trust and Mobile Infrastructure Corporation. (Filed herewith.)
99.1	Press Release of Mobile Infrastructure Corporation, dated May 31, 2022. (Furnished herewith.)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE INFRASTRUCTURE CORPORATION

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President, Treasurer, Secretary and Interim Chief Financial Officer

Dated: May 31, 2022